Exhibit

32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS

ADOPTED PURSUANT TO SECTION 906 OF

THE

SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Entremetrix Corporation (the "Company") on Form 10-QSB for the quarterly period ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott W. Absher, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

        (1) The Report fully complies with the requirements of section 13(a) or 15(d)of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 16, 2004                                                                                                                             By: /s/ Scott W. Absher

                                                                                                                                                                            Scott W. Absher, Chief Executive Officer